Exhibit 3
                                    AGREEMENT

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D dated August 06, 1999 relating to the Common Stock, no par value per share, of Cellegy Pharmaceuticals, Inc., as the same may be amended from time to time hereafter, is being filed with the Securities and Exchange Commission on behalf of each of them.

Dated:  August 06, 1999

                                                FOUR PARTNERS

                                                By /s/ Thomas J. Tisch
                                                   ----------------------------
                                                    Thomas J. Tisch, Manager

                                                FOUR-FOURTEEN PARTNERS, LLC

                                                By /s/ Thomas J. Tisch
                                                   ----------------------------
                                                    Thomas J. Tisch, Manager


                                                     /s/ Andrew H. Tisch
                                                -------------------------------
                                                                 Andrew H. Tisch


                                                     /s/ Daniel R. Tisch
                                                -------------------------------
                                                                 Daniel R. Tisch


                                                     /s/ James S. Tisch
                                                -------------------------------
                                                                  James S. Tisch


                                                     /s/ Thomas J. Tisch
                                                -------------------------------
                                                                 Thomas J. Tisch

                                               THE ANDREW H. TISCH 1999 ANNUITY
                                                  TRUST I

                                                 By /s/ Daniel R. Tisch
                                                    ---------------------------
                                                     Daniel R. Tisch, Trustee

                                                                       Exhibit 3


                                               THE DANIEL R. TISCH 1999 ANNUITY
                                                  TRUST I

                                                 By /s/ James S. Tisch
                                                -----------------------------
                                                      James S. Tisch, Trustee

                                         THE JAMES S. TISCH 1999 ANNUITY TRUST I

                                               By /s/ Thomas J. Tisch
                                               --------------------------------
                                             Thomas J. Tisch, Trustee

                                         THE THOMAS J. TISCH 1999 ANNUITY
                                            TRUST I

                                               By /s/ Andrew H. Tisch
                                               --------------------------------
                                                      Andrew H. Tisch, Trustee